Exhibit 99.1

CONTACTS:

Brian Turcotte

Investor Relations

561-438-3657

brian.turcotte@officedepot.com

Brian Levine

Public Relations

561-438-2895

brian.levine@officedepot.com

OFFICE DEPOT EXTENDS DEADLINE

FOR NOMINATING DIRECTORS TO BOARD

Boca Raton, Fla., January 24, 2013 – Office Depot, Inc.(NYSE: ODP), a leading global provider of office supplies and services, today announced that, after discussions with Starboard Value LP (which together with its affiliates owns slightly less than 15 percent of the Company’s outstanding Common Stock), its Board of Directors has amended and restated the Company’s Bylaws to extend the deadline for stockholders to nominate candidates for election to the Company’s Board of Directors at the Company’s 2013 annual meeting of stockholders to the close of business on February 25, 2013.

About Office Depot

Office Depot provides office supplies and services through 1,675 worldwide retail stores, a dedicated sales force, top-rated catalogs, and global e-commerce operations. Office Depot has annual sales of approximately $11.5 billion, employs about 39,000 associates, and serves customers in 60 countries around the world.

Office Depot’s common stock is listed on the New York Stock Exchange under the symbol ODP. Additional press information can be found at: http://mediarelations.officedepot.com and http://socialpress.officedepot.com/.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended, (the “Act”) provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this press release are forward-looking statements under the Act. Except for historical financial and business performance information, statements made in this press release should be considered forward-looking as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this press release. Certain risks and uncertainties are detailed from time to time in our filings with the United States Securities and Exchange Commission (“SEC”). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

Additional Information and Where to Find It

The Company plans to file with the SEC a proxy statement and white proxy card on Schedule 14A in connection with the 2013 annual meeting of stockholders (the “2013 Proxy Materials”). The 2013 Proxy Materials will contain important information about the Company, the 2013 annual meeting and related matters. Stockholders are urged to read the 2013 Proxy Materials carefully when they are available. Stockholders will be able to obtain free copies of the 2013 Proxy Materials and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov and by contacting the Company’s Department of Investor Relations at 6600 North Military Trail, Boca Raton, FL 33496. In addition, stockholders can obtain free copies of the documents filed with the SEC on the Company’s website at www.officedepot.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the 2013 annual meeting. Information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on March 15, 2012. The 2013 Proxy Statement regarding the 2013 annual meeting will provide more information about participants in the solicitation of proxies from the Company’s stockholders, which participants may have interests different from the Company’s stockholders generally. You can obtain free copies of these documents from the Company using the contact information above.